NATIONAL RETAIL FUND II

Supplement dated March 9, 2009 (effective at the close of business)

To the Prospectus dated January 2, 2009

(as previously supplemented on January 29, 2009)

The Board of Trustees of National Retail Fund II (the “Fund”) has concluded that, based upon the recommendation of Fund management, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on April 10, 2009.

Effective March 10, 2009, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash or cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

After March 10, 2009 and prior to April 10, 1009, you may redeem your shares, including reinvested distributions, in accordance with the “Redemptions” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gain.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO APRIL 10, 2009, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-295-6275.

This Supplement and the existing Prospectus dated January 2, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated January 2, 2009 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-877-295-6275.